PROMISSORY NOTE

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AMOUNT              CITY                       STATE               DATE

$3,490,000.00       Chattanooga                Tennessee           4-21-1995
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ON DEMAND, FOR VALUE RECEIVED, the undersigned promise(s) to pay to the order of
CHRYSLER  CREDIT  CORPORATION,   a  Delaware  Corporation,   at  its  office  at
Chattanooga, Tennessee or at such other place as the holder hereof may direct in writing, the sum of Three Million Four Hundred Ninety Thousand and 00/100
Dollars ($3,490,000.00), in lawful money of the United States of America, together with interest thereon from the date hereof until paid at the rate or rates established from time to time, pursuant to paragraph 2.0 of that certain Security Agreement and Master Credit Agreement dated ____________________, 19___, between the undersigned and Chrysler Credit Corporation, which interest shall be payable monthly in like lawful money; provided, however, that the rate of interest payable hereunder shall not exceed the maximum rate of interest permitted by applicable law.

The undersigned agrees to pay reasonable attorneys fees if this note is placed in the hands of an attorney for collection.

The makers, sureties, guarantors and endorsers hereof severally waive presentment for payment, protest and notice of protest and non-payment of this note, and consents to any extension, renewal or postponement of the time of payment of this note, without notice, at the option of the holder.

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DEALER                             BY                             ITS

SATURN OF CHATTANOOGA, INC.        /s/ Nelson E. Bowers II        President
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